UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  August 27, 2010


                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact Name of Registrant as Specified in its Charter)
                                 _______________

         Delaware                  0-25837              36-2681268

       (State or other        (Commission File         IRS Employer
       jurisdiction of             Number)          Identification No.)
        incorporation)

   233 South Wacker Drive, Suite 4200, Chicago, IL       60606-6303
      (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code: (312) 496-1200

                                    N/A
       (Former name or former address, if changed since last report.)

                               _______________

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


   K. STEVEN BLAKE TRANSITION AND SEPARATION AGREEMENT

   On August 27, 2010, the Company entered into a Transition and Separation Agreement with K. Steven Blake, the Company's Executive Vice President, General Counsel and Corporate Secretary. Mr. Blake's last day of employment with the Company was August 31, 2010 (the "Separation Date"). Mr. Blake will receive a separation payment in an amount equal to his base salary of $350,000 and his target bonus of $350,000, for a total of $700,000. He will also receive a pro-rata bonus payment for his service in 2010 through the Separation Date of $233,333 and a transition payment of $65,000.

   The agreement also provides for the execution of a General Release and Waiver by Mr. Blake and sets forth other covenants in connection with the termination of his employment.

   For more complete information, please refer to the full text of the separation agreement which is attached to this Form 8-K as exhibit 99.1.

   ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

   On August 27, 2010, the registrant announced the resignation of Mr. K. Steven Blake, Executive Vice President, General Counsel and Corporate Secretary.

   A copy of the Company's press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.2.

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits:

        Exhibit Number      Description
        --------------      -----------

        99.1 Transition and Separation Agreement between Heidrick & Struggles International, Inc. and
                            K. Steven Blake dated August 27, 2010

        99.2                Company Press Release dated August 27, 2010




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Dated: September 2, 2010

                            HEIDRICK & STRUGGLES INTERNATIONAL, INC.



                            By:  /s/ Stephen W. Beard
                                 -----------------------------------
                                 Stephen W. Beard, Vice President,
                                 Interim General Counsel and Secretary